UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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COCA-COLA CONSOLIDATED, INC.

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CocaCola CONSOLIDATED COCA-COLA CONSOLIDATED, INC. 4100 COCA-COLA PLAZA CHARLOTTE, NC 28211-3481 Your Vote Counts! COCA-COLA CONSOLIDATED, INC. 2021 Annual Meeting of Stockholders Vote by May 10, 2021 11:59 PM ET D35452-P48251 You invested in COCA-COLA CONSOLIDATED, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2021 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 11, 2021. Get informed before you vote You can view the Notice of Annual Meeting and Proxy Statement and the 2020 Annual Report to Stockholders online OR you can receive a free paper or e-mail copy of the material(s) by requesting prior to April 27, 2021. If you would like to request a paper or e-mail copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an e-mail to sendmaterial@proxyvote.com. If sending an e-mail, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or e-mail copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote During the Meeting May 11, 2021 9:00 AM ET Virtually at: www.virtualshareholdermeeting.com/COKE2021 V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) J. Frank Harrison, III 02) Sharon A. Decker 03) Morgan H. Everett 04) James R. Helvey, III 05) William H. Jones 06) Umesh M. Kasbekar 07) David M. Katz 08) Jennifer K. Mann 09) James H. Morgan 10) John W. Murrey, III 11) Sue Anne H. Wells 12) Dennis A. Wicker 13) Richard T. Williams For 2. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as Coke Consolidated’s independent registered public accounting firm for fiscal 2021. For 3. Stockholder proposal regarding development of a recapitalization plan. Against NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. EACH OF PROPOSALS 1 AND 2 HAS BEEN PROPOSED BY COCA-COLA CONSOLIDATED, INC. Prefer to receive an e-mail instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D35453-P48251